Extension and Indemnity Agreement

	THIS EXTENSION AND INDEMNITY AGREEMENT ("Agreement") is entered into as of the 31st day of May, 2011, by and among Delta Mechanical Group, LLC, a Delaware limited liability company ("DMG"), Iron Eagle Group, Inc., a Delaware corporation ("Iron Eagle"), with offices located at 61 West 62nd Street, Suite 23F, New York, New York 10023 (Iron Eagle and DMG are hereinafter collectively referred to as "Buyer") and Bruce A. Bookbinder, an individual and resident of 105 Stubble Brook Road, West Greenwich, Rhode Island 02817 (hereinafter "Seller" or "Selling Member" or "Bookbinder") (Selling Member and Buyer are sometimes hereinafter referred to collectively as "Parties".)

                              W I T N E S S E T H:

	WHEREAS, Selling Member conveyed his Membership Interest in Sycamore Enterprises LLC, a Rhode Island limited liability company, on or about January 21, 2011 ("Closing Date") pursuant to the terms of a Member Interest Purchase Agreement ("Purchase Agreement"); and

	WHEREAS, Buyer executed a Secured Term Note ("Buyer Note") on the Closing Date requiring payment of the Purchase Price by the Buyer for the Membership Interest on or before June 2, 2011; and

WHEREAS, Buyer has requested an extension of the Payment Due Date, as defined in the Purchase Agreement, and Seller has agreed to grant an extension of the Payment Due Date subject to the terms and conditions contained in this Agreement.

	NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

   1. Extension. Subject to the satisfaction of the terms and conditions hereinafter described, Selling Member hereby agrees to extend the Payment Due Date to the earlier occurrence of the following:
(i) date funds have been received from Obligor's investment banking firm to be obtained through proposed equity financing; or (ii) September 2, 2011 ("Extension Period").

   2. Consideration for the granting of the Extension Period. Buyer shall, within ten (10) days following payment of the Buyer Note ("Buyer Note Payment"), secure a full release of the indemnity ("Release") by and among Selling Member, related entities of Selling Member, Berkley Regional Insurance Company and/or its affiliates or subsidiaries ("Berkley") as described in that certain General Agreement of Indemnity dated January 25, 2005 by and between Selling Member and Berkley ("Indemnity Agreement"), a copy of which is attached hereto as Exhibit
A. Buyer shall take all reasonable steps necessary to provide Berkley with the substitute collateral satisfactory to Berkley to provide the Release.

   3. Indemnity Bond. In the event that Buyer has not satisfied the conditions contained in Section 2 of this Agreement within thirty (30) days after the Buyer Note Payment, Buyer shall immediately deliver to Selling Member an indemnity bond ("Indemnity Bond"), or other mutually

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agreed upon form(s) of indemnity, in a form satisfactory to Selling
Member and mutually satisfactory to the Parties, indemnifying Selling Member personally as obligee for any obligations to Berkley or payments required to be made by Selling Member and/or related entities of Selling Member to Berkley, pursuant to the terms of the Indemnity Agreement. It is further agreed that the amount of the Indemnity Bond shall be no less than one hundred (100%) percent of the aggregate cost-to-complete of all Open Bonds, exclusive of gross profit or change orders that have not been approved, as further described in Exhibit B attached hereto, as of the Buyer Note Payment. Notwithstanding the aforementioned, the Indemnity Bond shall not indemnify Selling Member for acts of fraud, intentional misrepresentation, gross negligence or willful misconduct.

   4. Indemnification. In addition to the conditions set forth in Sections 2 and 3 above, Buyer, jointly and severally, hereby agrees to indemnify, defend, save and hold Selling Member harmless from and against any and all costs, damages, liability, loss, expense, assessment, judgment, or deficiency of any nature whatsoever (including, without limitation, reasonable attorney's fees and other costs and expenses incident to any suit action or proceeding) (collectively "Losses") incurred or sustained, directly or indirectly, by Selling Member arising from or in relation to any breach by Buyer of the terms of: (i) this Agreement; and/or (ii) the Purchase Agreement.

   5. Ratification and Confirmation. In all other respects, the Purchase Agreement and all transactional documents executed pursuant thereto, including but not limited to, the Buyer Note, which do not conflict with this Agreement are hereby ratified and confirmed as if fully restated in this Agreement. Notwithstanding the modification to the Payment Due Date, Buyer hereby acknowledges and agrees that the granting of said extension does not in any way waive or modify the Seller's rights as set forth in the Purchase Agreement, Pledge Agreement, Buyer Note and other transactional documents.

   6.   Miscellaneous.

6.01 Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

6.02 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement shall be construed to confer any rights, remedies, obligations or liabilities on any person other than the Parties hereto or their respective successors and assigns.

6.03 Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

6.04 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document. The Parties hereto and any third parties may rely upon machine copies of signatures to this Agreement to the same extent as manually signed original signatures.

6.05 Headings. Headings of the sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

6.06 Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other.

6.07 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES OR THOSE OF ANY OTHER JURISDICTION.

6.08 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

6.09	Separate Legal Counsel. Each of the Parties has had the
opportunity to consult with its own legal counsel prior to signing and delivering this Agreement, has read and understands such Agreement and has signed and delivered the same with the intent to be legally bound hereby.


IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first set forth above.

WITNESS:                            BUYER:

Meghan J. Sark                      Delta Mechanical Group, LLC

                                    By:    /s/Jason Shapiro
                                           ----------------------
                                    Name:	 Jason Shapiro
                                           ----------------------
                                    Title: CEO Director

Meghan J. Sark                      Iron Eagle Group, Inc.

                                    By:    /s/Jason Shapiro
                                           ----------------------
                                    Name:	 Jason Shapiro
                                           ----------------------
                                    Title: CFO

                                     SELLING MEMBER:

                                     /s/Bruce A. Bookbinder
                                     ----------------------------
                                     Bruce A. Bookbinder

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EXHIBIT A

General Agreement of Indemnity



EXHIBIT B

Open Bonds






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